SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 9, 2004

CHILDTIME CHILDREN’S CENTERS

401(k) SAVINGS & RETIREMENT
PLAN

LEARNING CARE GROUP, INC.

(Name of issuer of the securities held pursuant to the Plan)

Michigan	0-27656	36-2616190
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

21333 Haggerty Road, Suite 300
Novi, Michigan	48375
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 697-9000

Item 4.01.  CHANGES IN THE PLAN’S CERTIFYING ACCOUNTANT

(a)(1)

(i) On August 1, 2004, the partners of Follmer Rudzewicz PLC announced that they were joining UHY LLP, a newly-formed New York limited liability partnership. UHY LLP is comprised of the partners of four accounting firms with offices in eight states. UHY LLP is a legal entity that is separate from Follmer Rudzewicz PLC. Follmer Rudzewicz PLC has ceased to provide audit services, and accordingly has resigned as independent auditors of Childtime Children’s Centers 401(k) Savings & Retirement Plan (the “Plan”). On December 9, 2004, the Benefits Administrative Committee of Learning Care Group, Inc. (the “Company”) was informed by Follmer Rudzewicz PLC of this newly-formed limited liability partnership.

(ii) The audit reports of Follmer Rudzewicz PLC on the Plan’s financial statements as of and for the fiscal years ended December 31, 2003 and 2002 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

(iii) The decision to change auditors for the Plan was approved by the Benefits Administrative Committee of the Company.

(iv) During the two most recent fiscal years of the Plan and through December 9, 2004, there were no disagreements between the Plan and Follmer Rudzewicz PLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Follmer Rudzewicz PLC, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

The Plan has provided Follmer Rudzewicz PLC with a copy of the above disclosures in response to Item 304(a) of Regulation S-K in conjunction with the filing of this Form 8-K. The Plan requested that Follmer Rudzewicz PLC deliver to the Plan a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Plan in a response to Item 304(a) of Regulation S-K, and if not, stating the respects in which it does not agree. A copy of the letter of Follmer Rudzewicz PLC is filed as Exhibit 16.1 to this Form 8-K Current Report.

(a)(2)

On December 9, 2004, the Benefits Administrative Committee engaged UHY LLP as the Plan’s new independent registered public accounting firm for the fiscal year ending December 31, 2004. The engagement of UHY LLP relates only to the audit of the Plan’s financial statements. Deloitte & Touche LLP will continue to act as the independent registered public accounting firm with respect to the Company’s financial statements. During the Plan’s most recent fiscal year or subsequent interim periods, neither the trustee nor the Benefits Administrative Committee has consulted with UHY LLP regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan’s financial statements, nor did the limited liability partnership of UHY LLP provide advice to the Plan, either written or oral, that was an important factor considered by the Plan in reaching a decision as to the accounting, auditing or financial reporting issue. Further, during the Plan’s most recent fiscal year or subsequent interim periods, the Benefits Administrative Committee of the Company has not consulted with the limited liability partnership of UHY LLP on any matter that was the subject of a disagreement or a reportable event.

Item 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION
16.1	Letter from Follmer Rudzewicz PLC to the Securities and Exchange Commission dated December 9, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHILDTIME CHILDREN’S CENTERS 401(k) SAVINGS & RETIREMENT PLAN

Date: December 9, 2004	By:	/s/ Frank Jerneycic

Frank Jerneycic Chief Financial Officer Learning Care Group, Inc.